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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Form SB-2 Registration Statement of Houston Operating Company of our report for the year ended December 31, 1998, dated February 26, 1999 relating to the financial statements of Houston Operating Company which appear in such Form SB-2.


/s/ OPPENHEIM & OSTRICK
--------------------------------
    Oppenheim & Ostrick
    Certified Public Accountants

                                             Culver City, California
                                             April 1, 1999